REGISTERED
NO. A-1                                                             $108,500,000

                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1
                                    CLASS A-1
                           RATE REDUCTION CERTIFICATE

                                     SCHEDULED FINAL
       INTEREST RATE                DISTRIBUTION DATE             FINAL TERMINATION DATE             CUSIP
       -------------                -----------------             ----------------------             -----
           5.99%                     March 15, 2001                   March 15, 2003               575796 AA5

REGISTERED OWNER: Cede & Co.

PRINCIPAL AMOUNT: One Hundred Eight Million Five Hundred Thousand Dollars Exactly ($108,500,000)


         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         This Certificate evidences a fractional undivided beneficial interest in an Underlying Note (as defined below) of the corresponding class issued by BEC Funding LLC, a Delaware limited liability company, and the proceeds thereof, held by a trust or registered assigns, as more fully described herein.

         This Certificate does not represent an interest in or obligation of The Commonwealth of Massachusetts, the Massachusetts Development Finance Agency or the Massachusetts Health and Educational Facilities Authority (collectively, the "Agencies"), any other governmental agency or instrumentality or Boston Edison Company, a Massachusetts corporation ("Boston Edison"), or any of its affiliates. None of the Certificate, the Underlying Note or the underlying Transition Property (as defined in the Certificate Indenture) will be guaranteed or insured by The Commonwealth of Massachusetts, either of the Agencies, the Trust (as defined below) or any other governmental agency or instrumentality or by Boston Edison or its affiliates.

         Neither the full faith and credit nor the taxing power of The Commonwealth of Massachusetts, either of the Agencies or any other governmental agency or instrumentality is pledged to the payment of the principal of, purchase price of, or interest on, this Certificate or the Underlying Note, or to the payments in respect of the Transition Property, nor are The Commonwealth of Massachusetts, either of the Agencies or any other governmental agency or instrumentality in any manner obligated to make any appropriation for the payment thereof.

         THIS CERTIFIES THAT CEDE & CO., as nominee for The Depository Trust Company, for value received, is the registered owner of a Principal Amount (stated above) of nonassessable, fully-paid, fractional undivided beneficial interest in the related Underlying Note and the proceeds thereof held by Massachusetts RRB Special Purpose Trust BEC-1 (the "Trust") or registered assigns. The Trust is created pursuant to, and this Certificate is issued under and is subject to the terms, provisions and conditions of, a Declaration of Trust dated as of July 28, 1999 by The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and the Agencies, acting jointly as settlors thereunder pursuant to Chapter 164 of the Massachusetts Acts of 1997 (the "Statute"). This Certificate is issued under and is subject to the terms, provisions, and conditions of, a Certificate Indenture dated as of July 29, 1999 (the "Certificate Indenture"), by and among the Delaware Trustee, The Bank of New York, as certificate trustee (the "Certificate Trustee"), and the Trust, a summary of certain of the pertinent provisions of which is set forth below. This Certificate is one of the duly authorized class of Certificates designated as "Massachusetts RRB Special Purpose Trust BEC-1 Rate Reduction Certificates, Class A-1" (herein called the "Class A-1 Certificates"). The Class A-1 Certificates are one of a class of Certificates issued under the Certificate Indenture (such Class A-1 Certificates, together with other Classes of Certificates issued on the date hereof under the Certificate Indenture being herein called the "Certificates"). The holder of this Certificate (the "Holder"), by virtue of its acceptance hereof, assents and agrees to be bound by the terms of the Certificate Indenture. This Class A-1 Certificate represents a fractional undivided beneficial interest in the note of the corresponding class (the "Underlying Note") issued by BEC Funding LLC, as Note Issuer, together with the payments on and proceeds of the Underlying Note. The Underlying Note is secured by a security interest in the property right created under the Statute, pursuant to the order of the Massachusetts Department of Telecommunications and Energy, DTE-98-118, issued on April 2, 1999, as further clarified by the Order on the Massachusetts Development Finance Agency's and the Massachusetts Health and Educational Facilities Authority's Motion for Clarification dated May 21, 1999 (collectively, the "Financing Order"), representing the irrevocable right of Boston Edison or its assignee to receive a certain nonbypassable charge (as adjusted from time to time) from certain retail customers of Boston Edison's distribution system, together with certain related collateral, all as more fully described in the Note Indenture.

         To the extent not otherwise defined herein, the capitalized terms used have the meanings assigned to them in the Certificate Indenture.

         The aggregate principal amount of all Certificates of all Classes issued under the Certificate Indenture equals the aggregate principal amount of the Underlying Notes of all Classes, and all such Certificates are and will be equally secured by the pledge and covenants made therein, except as otherwise expressly provided or permitted in the Certificate Indenture.

         Subject to and in accordance with the terms of the Certificate Indenture, there will be distributed on each March 15 and September 15 of each year or, if any such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on March 15, 2000 to the Person in whose name this Certificate is registered at the close of business on the last Business Day immediately preceding the related Distribution Date or, if Definitive Certificates are issued, the last day of the immediately preceding calendar month (each, a "Record Date"), such Holder's fractional undivided interest in the payments made on the Underlying Note due on the related Payment Date, the receipt of which has been confirmed by the Certificate Trustee. Subject to and in accordance with the terms of the Certificate Indenture, in the event that a Special Payment on the Underlying Note is received by the Certificate Trustee, from funds then available to the Certificate Trustee, there will be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered on the Record Date preceding the Special Distribution Date, as applicable, such Holder's fractional undivided share of such amount. The Special Distribution Date will be determined as provided in the Certificate Indenture. The Certificate Trustee will mail notice of each Special Payment and the related Special Distribution Date to the Holder as provided in the Certificate Indenture.

         Distributions on this Certificate will be made as provided in the Certificate Indenture by the Certificate Trustee by wire transfer or check mailed to the Holder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Certificate Indenture and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Paying Agent or the office or agency maintained for that purpose by the Certificate Trustee in The City of New York.

         (a) Subject to and in accordance with the terms of the Certificate Indenture, the Trust has represented and warranted under the Certificate Indenture that the Trust constitutes a "special purpose trust" and a "financing entity" under Section 1H(a) of the Statute, and that the Certificates constitute "electric rate reduction bonds" under Section 1H(a) of the Statute and that the Holders are entitled to the rights and benefits thereunder. Pursuant to Section 1H(b)(3) of the Statute, The Commonwealth of Massachusetts, has additionally pledged and agreed with the Note Issuer, the Trust and the Holders (the "Commonwealth Pledge") as follows:

                  (b) [T]he [C]ommonwealth [of Massachusetts] does hereby pledge and agree with the owners of the transition property and holders of electric rate reduction bonds that the [C]ommonwealth [of Massachusetts] shall not (i) alter the provisions of this chapter which make the transition charges imposed by the financing order irrevocable and binding or (ii) limit or alter the reimbursable transition costs amounts, transition property, financing orders, and all rights thereunder until the electric rate reduction bonds, together with the interest thereon, are fully met and discharged.

         In addition, the Trust has pledged and agreed with the Note Issuer and the Holders of the Certificates that it will not act in a manner inconsistent with the Commonwealth Pledge and will not take any action that would impair any rights of the Note Issuer or the Holders in the Notes, the Transition Property or the Certificates.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Certificate Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Certificate Indenture or any other Basic Document or be valid for any purpose.

         THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAW OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

         Any reduction in the principal amount of any Certificate effected by any distribution in respect of principal thereof shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange thereof or in lieu thereof, whether or not noted thereon.

                  It is expressly agreed and understood by the parties hereto that (a) this Certificate is executed by The Bank of New York (Delaware) and authenticated and delivered by The Bank of New York, not individually or personally but solely as Delaware Trustee and Certificate Trustee, respectively, on behalf of the Trust in the exercise of the powers and authority conferred and vested in them, (b) the representations, undertakings and agreements herein made by the Delaware Trustee and Certificate Trustee on behalf of the Trust are made and intended not as personal representations, undertakings and agreements of either trustee, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on The Bank of New York (Delaware) or The Bank of New York, individually or personally, to perform any covenant either expressed or implied herein, except in their capacity as Delaware Trustee and Certificate Trustee, respectively, all such liability being expressly waived by all Persons, and (d) under no circumstances shall The Bank of New York (Delaware) or The Bank of New York be personally liable for the payment of any indebtedness or expenses of the Trust, or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Certificate Indenture.

                  IN WITNESS WHEREOF, the Delaware Trustee on behalf of the Trust has caused this Certificate to be duly executed.

                                        MASSACHUSETTS RRB SPECIAL
                                        PURPOSE TRUST BEC-1

                                        By:    THE BANK OF NEW YORK
                                               (DELAWARE), not in its individual
                                               capacity but solely as Delaware
                                               Trustee


                                        By:    /s/ CHERYL L. LASER
                                               ---------------------------------
                                               Name:   Cheryl L. Laser
                                               Title:  Assistant Vice President



               CERTIFICATE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:  July 29, 1999

         This is one of the Certificates referred to in the within-mentioned Certificate Indenture.

                                        THE BANK OF NEW YORK, not in its
                                        individual capacity but solely as
                                        Certificate Trustee


                                        By:    /s/ CHERYL L. LASER
                                               ---------------------------------
                                               Authorized Officer

                            [REVERSE OF CERTIFICATE]

                  The Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Certificate Indenture. All payments or distributions made to Holders under the Certificate Indenture shall be made only from the Trust Property and only to the extent that the Certificate Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Certificate Indenture. Each Holder, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Holder as provided in the Certificate Indenture. This Certificate does not purport to summarize the Certificate Indenture and reference is made to the Certificate Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby. A copy of the Certificate Indenture may be examined during normal business hours at the principal office of the Certificate Trustee, and at such other places, if any, designated by the Certificate Trustee, by any Holder upon request.

                  The Certificate Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Holders under the Certificate Indenture at any time by the Trust and the Certificate Trustee with the consent of the Holders holding Certificates representing not less than a majority of the aggregate Outstanding Amount of Certificates of each affected Class issued by the Trust. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Certificate Indenture also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Certificate Indenture and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Certificate Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate fractional undivided beneficial interest in the Underlying Note will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Minimum Denominations of $1,000 Original Principal Amount and integral multiples thereof. As provided in the Certificate Indenture and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate fractional undivided beneficial interest in the Underlying Notes, as requested by the Holder surrendering the same.

         THE HOLDER, BY PURCHASE OF THIS CERTIFICATE, WILL BE DEEMED TO REPRESENT THAT SUCH PURCHASE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND, IN EACH CASE, THE RULES AND REGULATIONS THEREUNDER.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Certificate Trustee, the Certificate Registrar, and any agent of the Certificate Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Certificate Indenture shall terminate with respect to the Certificates upon the distribution to the Holders of all amounts required to be distributed to them pursuant to the Certificate Indenture and the disposition of all property held as part of the Trust Property, except certain indemnity obligations of the Note Issuer to the Certificate Trustee under the Fee and Indemnity Agreement.

REGISTERED
NO. A-2                                                             $170,609,837

                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1
                                    CLASS A-2
                           RATE REDUCTION CERTIFICATE

                                      SCHEDULED FINAL
      INTEREST RATE                  DISTRIBUTION DATE             FINAL TERMINATION DATE             CUSIP
      -------------                  -----------------             ----------------------             -----
           6.45%                   September 15, 2003               September 15, 2005             575796 AB3

REGISTERED OWNER: Cede & Co.

PRINCIPAL AMOUNT: One Hundred Seventy Million Six Hundred Nine Thousand Eight Hundred Thirty Seven Dollars Exactly ($170,609,837)


         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         This Certificate evidences a fractional undivided beneficial interest in an Underlying Note (as defined below) of the corresponding class issued by BEC Funding LLC, a Delaware limited liability company, and the proceeds thereof, held by a trust or registered assigns, as more fully described herein.

         This Certificate does not represent an interest in or obligation of The Commonwealth of Massachusetts, the Massachusetts Development Finance Agency or the Massachusetts Health and Educational Facilities Authority (collectively, the "Agencies"), any other governmental agency or instrumentality or Boston Edison Company, a Massachusetts corporation ("Boston Edison"), or any of its affiliates. None of the Certificate, the Underlying Note or the underlying Transition Property (as defined in the Certificate Indenture) will be guaranteed or insured by The Commonwealth of Massachusetts, either of the Agencies, the Trust (as defined below) or any other governmental agency or instrumentality or by Boston Edison or its affiliates.

         Neither the full faith and credit nor the taxing power of The Commonwealth of Massachusetts, either of the Agencies or any other governmental agency or instrumentality is pledged to the payment of the principal of, purchase price of, or interest on, this Certificate or the Underlying Note, or to the payments in respect of the Transition Property, nor are The Commonwealth of Massachusetts, either of the Agencies or any other governmental agency or instrumentality in any manner obligated to make any appropriation for the payment thereof.

         THIS CERTIFIES THAT CEDE & CO., as nominee for The Depository Trust Company, for value received, is the registered owner of a Principal Amount (stated above) of nonassessable, fully-paid, fractional undivided beneficial interest in the related Underlying Note and the proceeds thereof held by Massachusetts RRB Special Purpose Trust BEC-1 (the "Trust") or registered assigns. The Trust is created pursuant to, and this Certificate is issued under and is subject to the terms, provisions and conditions of, a Declaration of Trust dated as of July 28, 1999 by The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and the Agencies, acting jointly as settlors thereunder pursuant to Chapter 164 of the Massachusetts Acts of 1997 (the "Statute"). This Certificate is issued under and is subject to the terms, provisions, and conditions of, a Certificate Indenture dated as of July 29, 1999 (the "Certificate Indenture"), by and among the Delaware Trustee, The Bank of New York, as certificate trustee (the "Certificate Trustee"), and the Trust, a summary of certain of the pertinent provisions of which is set forth below. This Certificate is one of the duly authorized class of Certificates designated as "Massachusetts RRB Special Purpose Trust BEC-1 Rate Reduction Certificates, Class A-2" (herein called the "Class A-2 Certificates"). The Class A-2 Certificates are one of a class of Certificates issued under the Certificate Indenture (such Class A-2 Certificates, together with other Classes of Certificates issued on the date hereof under the Certificate Indenture being herein called the "Certificates"). The holder of this Certificate (the "Holder"), by virtue of its acceptance hereof, assents and agrees to be bound by the terms of the Certificate Indenture. This Class A-2 Certificate represents a fractional undivided beneficial interest in the note of the corresponding class (the "Underlying Note") issued by BEC Funding LLC, as Note Issuer, together with the payments on and proceeds of the Underlying Note. The Underlying Note is secured by a security interest in the property right created under the Statute, pursuant to the order of the Massachusetts Department of Telecommunications and Energy, DTE-98-118, issued on April 2, 1999, as further clarified by the Order on the Massachusetts Development Finance Agency's and the Massachusetts Health and Educational Facilities Authority's Motion for Clarification dated May 21, 1999 (collectively, the "Financing Order"), representing the irrevocable right of Boston Edison or its assignee to receive a certain nonbypassable charge (as adjusted from time to time) from certain retail customers of Boston Edison's distribution system, together with certain related collateral, all as more fully described in the Note Indenture.

         To the extent not otherwise defined herein, the capitalized terms used have the meanings assigned to them in the Certificate Indenture.

         The aggregate principal amount of all Certificates of all Classes issued under the Certificate Indenture equals the aggregate principal amount of the Underlying Notes of all Classes, and all such Certificates are and will be equally secured by the pledge and covenants made therein, except as otherwise expressly provided or permitted in the Certificate Indenture.

         Subject to and in accordance with the terms of the Certificate Indenture, there will be distributed on each March 15 and September 15 of each year or, if any such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on March 15, 2000 to the Person in whose name this Certificate is registered at the close of business on the last Business Day immediately preceding the related Distribution Date or, if Definitive Certificates are issued, the last day of the immediately preceding calendar month (each, a "Record Date"), such Holder's fractional undivided interest in the payments made on the Underlying Note due on the related Payment Date, the receipt of which has been confirmed by the Certificate Trustee. Subject to and in accordance with the terms of the Certificate Indenture, in the event that a Special Payment on the Underlying Note is received by the Certificate Trustee, from funds then available to the Certificate Trustee, there will be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered on the Record Date preceding the Special Distribution Date, as applicable, such Holder's fractional undivided share of such amount. The Special Distribution Date will be determined as provided in the Certificate Indenture. The Certificate Trustee will mail notice of each Special Payment and the related Special Distribution Date to the Holder as provided in the Certificate Indenture.

         Distributions on this Certificate will be made as provided in the Certificate Indenture by the Certificate Trustee by wire transfer or check mailed to the Holder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Certificate Indenture and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Paying Agent or the office or agency maintained for that purpose by the Certificate Trustee in The City of New York.

         (c) Subject to and in accordance with the terms of the Certificate Indenture, the Trust has represented and warranted under the Certificate Indenture that the Trust constitutes a "special purpose trust" and a "financing entity" under Section 1H(a) of the Statute, and that the Certificates constitute "electric rate reduction bonds" under Section 1H(a) of the Statute and that the Holders are entitled to the rights and benefits thereunder. Pursuant to Section 1H(b)(3) of the Statute, The Commonwealth of Massachusetts, has additionally pledged and agreed with the Note Issuer, the Trust and the Holders (the "Commonwealth Pledge") as follows:

                  (d) [T]he [C]ommonwealth [of Massachusetts] does hereby pledge and agree with the owners of the transition property and holders of electric rate reduction bonds that the [C]ommonwealth [of Massachusetts] shall not (i) alter the provisions of this chapter which make the transition charges imposed by the financing order irrevocable and binding or (ii) limit or alter the reimbursable transition costs amounts, transition property, financing orders, and all rights thereunder until the electric rate reduction bonds, together with the interest thereon, are fully met and discharged.

         In addition, the Trust has pledged and agreed with the Note Issuer and the Holders of the Certificates that it will not act in a manner inconsistent with the Commonwealth Pledge and will not take any action that would impair any rights of the Note Issuer or the Holders in the Notes, the Transition Property or the Certificates.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Certificate Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Certificate Indenture or any other Basic Document or be valid for any purpose.

         THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAW OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

         Any reduction in the principal amount of any Certificate effected by any distribution in respect of principal thereof shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange thereof or in lieu thereof, whether or not noted thereon.

                  It is expressly agreed and understood by the parties hereto that (a) this Certificate is executed by The Bank of New York (Delaware) and authenticated and delivered by The Bank of New York, not individually or personally but solely as Delaware Trustee and Certificate Trustee, respectively, on behalf of the Trust in the exercise of the powers and authority conferred and vested in them, (b) the representations, undertakings and agreements herein made by the Delaware Trustee and Certificate Trustee on behalf of the Trust are made and intended not as personal representations, undertakings and agreements of either trustee, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on The Bank of New York (Delaware) or The Bank of New York, individually or personally, to perform any covenant either expressed or implied herein, except in their capacity as Delaware Trustee and Certificate Trustee, respectively, all such liability being expressly waived by all Persons, and (d) under no circumstances shall The Bank of New York (Delaware) or The Bank of New York be personally liable for the payment of any indebtedness or expenses of the Trust, or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Certificate Indenture.

                  IN WITNESS WHEREOF, the Delaware Trustee on behalf of the Trust has caused this Certificate to be duly executed.

                                        MASSACHUSETTS RRB SPECIAL
                                        PURPOSE TRUST BEC-1

                                        By:    THE BANK OF NEW YORK
                                               (DELAWARE), not in its individual
                                               capacity but solely as Delaware
                                               Trustee


                                        By:    /s/ CHERYL L. LASER
                                               ---------------------------------
                                               Name:   Cheryl L. Laser
                                               Title:  Assistant Vice President

               CERTIFICATE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:  July 29, 1999

         This is one of the Certificates referred to in the within-mentioned Certificate Indenture.

                                        THE BANK OF NEW YORK, not in its
                                        individual capacity but solely as
                                        Certificate Trustee


                                        By:    /s/ CHERYL L. LASER
                                               ---------------------------------
                                               Authorized Officer

                            [REVERSE OF CERTIFICATE]

                  The Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Certificate Indenture. All payments or distributions made to Holders under the Certificate Indenture shall be made only from the Trust Property and only to the extent that the Certificate Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Certificate Indenture. Each Holder, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Holder as provided in the Certificate Indenture. This Certificate does not purport to summarize the Certificate Indenture and reference is made to the Certificate Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby. A copy of the Certificate Indenture may be examined during normal business hours at the principal office of the Certificate Trustee, and at such other places, if any, designated by the Certificate Trustee, by any Holder upon request.

                  The Certificate Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Holders under the Certificate Indenture at any time by the Trust and the Certificate Trustee with the consent of the Holders holding Certificates representing not less than a majority of the aggregate Outstanding Amount of Certificates of each affected Class issued by the Trust. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Certificate Indenture also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Certificate Indenture and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Certificate Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate fractional undivided beneficial interest in the Underlying Note will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Minimum Denominations of $1,000 Original Principal Amount and integral multiples thereof. As provided in the Certificate Indenture and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate fractional undivided beneficial interest in the Underlying Notes, as requested by the Holder surrendering the same.

         THE HOLDER, BY PURCHASE OF THIS CERTIFICATE, WILL BE DEEMED TO REPRESENT THAT SUCH PURCHASE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND, IN EACH CASE, THE RULES AND REGULATIONS THEREUNDER.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Certificate Trustee, the Certificate Registrar, and any agent of the Certificate Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Certificate Indenture shall terminate with respect to the Certificates upon the distribution to the Holders of all amounts required to be distributed to them pursuant to the Certificate Indenture and the disposition of all property held as part of the Trust Property, except certain indemnity obligations of the Note Issuer to the Certificate Trustee under the Fee and Indemnity Agreement.

REGISTERED
NO. A-3                                                             $103,390,163

                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1
                                    CLASS A-3
                           RATE REDUCTION CERTIFICATE

                                      SCHEDULED FINAL
       INTEREST RATE                 DISTRIBUTION DATE             FINAL TERMINATION DATE             CUSIP
       -------------                 -----------------             ----------------------             -----
           6.62%                     March 15, 2005                   March 15, 2007               575796 AC1

REGISTERED OWNER: Cede & Co.

PRINCIPAL AMOUNT: One Hundred Three Million Three Hundred Ninety Thousand One Hundred Sixty Three Dollars Exactly ($103,390,163)


         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         This Certificate evidences a fractional undivided beneficial interest in an Underlying Note (as defined below) of the corresponding class issued by BEC Funding LLC, a Delaware limited liability company, and the proceeds thereof, held by a trust or registered assigns, as more fully described herein.

         This Certificate does not represent an interest in or obligation of The Commonwealth of Massachusetts, the Massachusetts Development Finance Agency or the Massachusetts Health and Educational Facilities Authority (collectively, the "Agencies"), any other governmental agency or instrumentality or Boston Edison Company, a Massachusetts corporation ("Boston Edison"), or any of its affiliates. None of the Certificate, the Underlying Note or the underlying Transition Property (as defined in the Certificate Indenture) will be guaranteed or insured by The Commonwealth of Massachusetts, either of the Agencies, the Trust (as defined below) or any other governmental agency or instrumentality or by Boston Edison or its affiliates.

         Neither the full faith and credit nor the taxing power of The Commonwealth of Massachusetts, either of the Agencies or any other governmental agency or instrumentality is pledged to the payment of the principal of, purchase price of, or interest on, this Certificate or the Underlying Note, or to the payments in respect of the Transition Property, nor are The Commonwealth of Massachusetts, either of the Agencies or any other governmental agency or instrumentality in any manner obligated to make any appropriation for the payment thereof.

         THIS CERTIFIES THAT CEDE & CO., as nominee for The Depository Trust Company, for value received, is the registered owner of a Principal Amount (stated above) of nonassessable, fully-paid, fractional undivided beneficial interest in the related Underlying Note and the proceeds thereof held by Massachusetts RRB Special Purpose Trust BEC-1 (the "Trust") or registered assigns. The Trust is created pursuant to, and this Certificate is issued under and is subject to the terms, provisions and conditions of, a Declaration of Trust dated as of July 28, 1999 by The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and the Agencies, acting jointly as settlors thereunder pursuant to Chapter 164 of the Massachusetts Acts of 1997 (the "Statute"). This Certificate is issued under and is subject to the terms, provisions, and conditions of, a Certificate Indenture dated as of July 29, 1999 (the "Certificate Indenture"), by and among the Delaware Trustee, The Bank of New York, as certificate trustee (the "Certificate Trustee"), and the Trust, a summary of certain of the pertinent provisions of which is set forth below. This Certificate is one of the duly authorized class of Certificates designated as "Massachusetts RRB Special Purpose Trust BEC-1 Rate Reduction Certificates, Class A-3" (herein called the "Class A-3 Certificates"). The Class A-3 Certificates are one of a class of Certificates issued under the Certificate Indenture (such Class A-3 Certificates, together with other Classes of Certificates issued on the date hereof under the Certificate Indenture being herein called the "Certificates"). The holder of this Certificate (the "Holder"), by virtue of its acceptance hereof, assents and agrees to be bound by the terms of the Certificate Indenture. This Class A-3 Certificate represents a fractional undivided beneficial interest in the note of the corresponding class (the "Underlying Note") issued by BEC Funding LLC, as Note Issuer, together with the payments on and proceeds of the Underlying Note. The Underlying Note is secured by a security interest in the property right created under the Statute, pursuant to the order of the Massachusetts Department of Telecommunications and Energy, DTE-98-118, issued on April 2, 1999, as further clarified by the Order on the Massachusetts Development Finance Agency's and the Massachusetts Health and Educational Facilities Authority's Motion for Clarification dated May 21, 1999 (collectively, the "Financing Order"), representing the irrevocable right of Boston Edison or its assignee to receive a certain nonbypassable charge (as adjusted from time to time) from certain retail customers of Boston Edison's distribution system, together with certain related collateral, all as more fully described in the Note Indenture.

         To the extent not otherwise defined herein, the capitalized terms used have the meanings assigned to them in the Certificate Indenture.

         The aggregate principal amount of all Certificates of all Classes issued under the Certificate Indenture equals the aggregate principal amount of the Underlying Notes of all Classes, and all such Certificates are and will be equally secured by the pledge and covenants made therein, except as otherwise expressly provided or permitted in the Certificate Indenture.

         Subject to and in accordance with the terms of the Certificate Indenture, there will be distributed on each March 15 and September 15 of each year or, if any such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on March 15, 2000 to the Person in whose name this Certificate is registered at the close of business on the last Business Day immediately preceding the related Distribution Date or, if Definitive Certificates are issued, the last day of the immediately preceding calendar month (each, a "Record Date"), such Holder's fractional undivided interest in the payments made on the Underlying Note due on the related Payment Date, the receipt of which has been confirmed by the Certificate Trustee. Subject to and in accordance with the terms of the Certificate Indenture, in the event that a Special Payment on the Underlying Note is received by the Certificate Trustee, from funds then available to the Certificate Trustee, there will be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered on the Record Date preceding the Special Distribution Date, as applicable, such Holder's fractional undivided share of such amount. The Special Distribution Date will be determined as provided in the Certificate Indenture. The Certificate Trustee will mail notice of each Special Payment and the related Special Distribution Date to the Holder as provided in the Certificate Indenture.

         Distributions on this Certificate will be made as provided in the Certificate Indenture by the Certificate Trustee by wire transfer or check mailed to the Holder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Certificate Indenture and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Paying Agent or the office or agency maintained for that purpose by the Certificate Trustee in The City of New York.

         (e) Subject to and in accordance with the terms of the Certificate Indenture, the Trust has represented and warranted under the Certificate Indenture that the Trust constitutes a "special purpose trust" and a "financing entity" under Section 1H(a) of the Statute, and that the Certificates constitute "electric rate reduction bonds" under Section 1H(a) of the Statute and that the Holders are entitled to the rights and benefits thereunder. Pursuant to Section 1H(b)(3) of the Statute, The Commonwealth of Massachusetts, has additionally pledged and agreed with the Note Issuer, the Trust and the Holders (the "Commonwealth Pledge") as follows:

                  (f) [T]he [C]ommonwealth [of Massachusetts] does hereby pledge and agree with the owners of the transition property and holders of electric rate reduction bonds that the [C]ommonwealth [of Massachusetts] shall not (i) alter the provisions of this chapter which make the transition charges imposed by the financing order irrevocable and binding or (ii) limit or alter the reimbursable transition costs amounts, transition property, financing orders, and all rights thereunder until the electric rate reduction bonds, together with the interest thereon, are fully met and discharged.

         In addition, the Trust has pledged and agreed with the Note Issuer and the Holders of the Certificates that it will not act in a manner inconsistent with the Commonwealth Pledge and will not take any action that would impair any rights of the Note Issuer or the Holders in the Notes, the Transition Property or the Certificates.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Certificate Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Certificate Indenture or any other Basic Document or be valid for any purpose.

         THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAW OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

         Any reduction in the principal amount of any Certificate effected by any distribution in respect of principal thereof shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange thereof or in lieu thereof, whether or not noted thereon.

                  It is expressly agreed and understood by the parties hereto that (a) this Certificate is executed by The Bank of New York (Delaware) and authenticated and delivered by The Bank of New York, not individually or personally but solely as Delaware Trustee and Certificate Trustee, respectively, on behalf of the Trust in the exercise of the powers and authority conferred and vested in them, (b) the representations, undertakings and agreements herein made by the Delaware Trustee and Certificate Trustee on behalf of the Trust are made and intended not as personal representations, undertakings and agreements of either trustee, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on The Bank of New York (Delaware) or The Bank of New York, individually or personally, to perform any covenant either expressed or implied herein, except in their capacity as Delaware Trustee and Certificate Trustee, respectively, all such liability being expressly waived by all Persons, and (d) under no circumstances shall The Bank of New York (Delaware) or The Bank of New York be personally liable for the payment of any indebtedness or expenses of the Trust, or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Certificate Indenture.

                  IN WITNESS WHEREOF, the Delaware Trustee on behalf of the Trust has caused this Certificate to be duly executed.

                                        MASSACHUSETTS RRB SPECIAL
                                        PURPOSE TRUST BEC-1

                                        By:    THE BANK OF NEW YORK
                                               (DELAWARE), not in its individual
                                               capacity but solely as Delaware
                                               Trustee


                                        By:    /S/ CHERYL L. LASER
                                               ---------------------------------
                                               Name:   Cheryl L. Laser
                                               Title:  Assistant Vice President

               CERTIFICATE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:  July 29, 1999

         This is one of the Certificates referred to in the within-mentioned Certificate Indenture.

                                        THE BANK OF NEW YORK, not in its
                                        individual capacity but solely as
                                        Certificate Trustee


                                        By:    /s/ CHERYL L. LASER
                                               ---------------------------------
                                               Authorized Officer

                            [REVERSE OF CERTIFICATE]

                  The Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Certificate Indenture. All payments or distributions made to Holders under the Certificate Indenture shall be made only from the Trust Property and only to the extent that the Certificate Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Certificate Indenture. Each Holder, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Holder as provided in the Certificate Indenture. This Certificate does not purport to summarize the Certificate Indenture and reference is made to the Certificate Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby. A copy of the Certificate Indenture may be examined during normal business hours at the principal office of the Certificate Trustee, and at such other places, if any, designated by the Certificate Trustee, by any Holder upon request.

                  The Certificate Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Holders under the Certificate Indenture at any time by the Trust and the Certificate Trustee with the consent of the Holders holding Certificates representing not less than a majority of the aggregate Outstanding Amount of Certificates of each affected Class issued by the Trust. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Certificate Indenture also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Certificate Indenture and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Certificate Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate fractional undivided beneficial interest in the Underlying Note will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Minimum Denominations of $1,000 Original Principal Amount and integral multiples thereof. As provided in the Certificate Indenture and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate fractional undivided beneficial interest in the Underlying Notes, as requested by the Holder surrendering the same.

         THE HOLDER, BY PURCHASE OF THIS CERTIFICATE, WILL BE DEEMED TO REPRESENT THAT SUCH PURCHASE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND, IN EACH CASE, THE RULES AND REGULATIONS THEREUNDER.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Certificate Trustee, the Certificate Registrar, and any agent of the Certificate Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Certificate Indenture shall terminate with respect to the Certificates upon the distribution to the Holders of all amounts required to be distributed to them pursuant to the Certificate Indenture and the disposition of all property held as part of the Trust Property, except certain indemnity obligations of the Note Issuer to the Certificate Trustee under the Fee and Indemnity Agreement.

REGISTERED
NO. A-4                                                             $170,875,702

                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1
                                    CLASS A-4
                           RATE REDUCTION CERTIFICATE

                                      SCHEDULED FINAL
       INTEREST RATE                 DISTRIBUTION DATE            FINAL TERMINATION DATE             CUSIP
       -------------                 -----------------            ----------------------             -----
           6.91%                   September 15, 2007               September 15, 2009             575796 AD9

REGISTERED OWNER: Cede & Co.

PRINCIPAL AMOUNT: One Hundred Seventy Million Eight Hundred Seventy Five Thousand Seven Hundred Two Dollars Exactly ($170,875,702)


         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         This Certificate evidences a fractional undivided beneficial interest in an Underlying Note (as defined below) of the corresponding class issued by BEC Funding LLC, a Delaware limited liability company, and the proceeds thereof, held by a trust or registered assigns, as more fully described herein.

         This Certificate does not represent an interest in or obligation of The Commonwealth of Massachusetts, the Massachusetts Development Finance Agency or the Massachusetts Health and Educational Facilities Authority (collectively, the "Agencies"), any other governmental agency or instrumentality or Boston Edison Company, a Massachusetts corporation ("Boston Edison"), or any of its affiliates. None of the Certificate, the Underlying Note or the underlying Transition Property (as defined in the Certificate Indenture) will be guaranteed or insured by The Commonwealth of Massachusetts, either of the Agencies, the Trust (as defined below) or any other governmental agency or instrumentality or by Boston Edison or its affiliates.

         Neither the full faith and credit nor the taxing power of The Commonwealth of Massachusetts, either of the Agencies or any other governmental agency or instrumentality is pledged to the payment of the principal of, purchase price of, or interest on, this Certificate or the Underlying Note, or to the payments in respect of the Transition Property, nor are The Commonwealth of Massachusetts, either of the Agencies or any other governmental agency or instrumentality in any manner obligated to make any appropriation for the payment thereof.

         THIS CERTIFIES THAT CEDE & CO., as nominee for The Depository Trust Company, for value received, is the registered owner of a Principal Amount (stated above) of nonassessable, fully-paid, fractional undivided beneficial interest in the related Underlying Note and the proceeds thereof held by Massachusetts RRB Special Purpose Trust BEC-1 (the "Trust") or registered assigns. The Trust is created pursuant to, and this Certificate is issued under and is subject to the terms, provisions and conditions of, a Declaration of Trust dated as of July 28, 1999 by The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and the Agencies, acting jointly as settlors thereunder pursuant to Chapter 164 of the Massachusetts Acts of 1997 (the "Statute"). This Certificate is issued under and is subject to the terms, provisions, and conditions of, a Certificate Indenture dated as of July 29, 1999 (the "Certificate Indenture"), by and among the Delaware Trustee, The Bank of New York, as certificate trustee (the "Certificate Trustee"), and the Trust, a summary of certain of the pertinent provisions of which is set forth below. This Certificate is one of the duly authorized class of Certificates designated as "Massachusetts RRB Special Purpose Trust BEC-1 Rate Reduction Certificates, Class A-4" (herein called the "Class A-4 Certificates"). The Class A-4 Certificates are one of a class of Certificates issued under the Certificate Indenture (such Class A-4 Certificates, together with other Classes of Certificates issued on the date hereof under the Certificate Indenture being herein called the "Certificates"). The holder of this Certificate (the "Holder"), by virtue of its acceptance hereof, assents and agrees to be bound by the terms of the Certificate Indenture. This Class A-4 Certificate represents a fractional undivided beneficial interest in the note of the corresponding class (the "Underlying Note") issued by BEC Funding LLC, as Note Issuer, together with the payments on and proceeds of the Underlying Note. The Underlying Note is secured by a security interest in the property right created under the Statute, pursuant to the order of the Massachusetts Department of Telecommunications and Energy, DTE-98-118, issued on April 2, 1999, as further clarified by the Order on the Massachusetts Development Finance Agency's and the Massachusetts Health and Educational Facilities Authority's Motion for Clarification dated May 21, 1999 (collectively, the "Financing Order"), representing the irrevocable right of Boston Edison or its assignee to receive a certain nonbypassable charge (as adjusted from time to time) from certain retail customers of Boston Edison's distribution system, together with certain related collateral, all as more fully described in the Note Indenture.

         To the extent not otherwise defined herein, the capitalized terms used have the meanings assigned to them in the Certificate Indenture.

         The aggregate principal amount of all Certificates of all Classes issued under the Certificate Indenture equals the aggregate principal amount of the Underlying Notes of all Classes, and all such Certificates are and will be equally secured by the pledge and covenants made therein, except as otherwise expressly provided or permitted in the Certificate Indenture.

         Subject to and in accordance with the terms of the Certificate Indenture, there will be distributed on each March 15 and September 15 of each year or, if any such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on March 15, 2000 to the Person in whose name this Certificate is registered at the close of business on the last Business Day immediately preceding the related Distribution Date or, if Definitive Certificates are issued, the last day of the immediately preceding calendar month (each, a "Record Date"), such Holder's fractional undivided interest in the payments made on the Underlying Note due on the related Payment Date, the receipt of which has been confirmed by the Certificate Trustee. Subject to and in accordance with the terms of the Certificate Indenture, in the event that a Special Payment on the Underlying Note is received by the Certificate Trustee, from funds then available to the Certificate Trustee, there will be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered on the Record Date preceding the Special Distribution Date, as applicable, such Holder's fractional undivided share of such amount. The Special Distribution Date will be determined as provided in the Certificate Indenture. The Certificate Trustee will mail notice of each Special Payment and the related Special Distribution Date to the Holder as provided in the Certificate Indenture.

         Distributions on this Certificate will be made as provided in the Certificate Indenture by the Certificate Trustee by wire transfer or check mailed to the Holder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Certificate Indenture and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Paying Agent or the office or agency maintained for that purpose by the Certificate Trustee in The City of New York.

        (g) Subject to and in accordance with the terms of the Certificate Indenture, the Trust has represented and warranted under the Certificate Indenture that the Trust constitutes a "special purpose trust" and a "financing entity" under Section 1H(a) of the Statute, and that the Certificates constitute "electric rate reduction bonds" under Section 1H(a) of the Statute and that the Holders are entitled to the rights and benefits thereunder. Pursuant to Section 1H(b)(3) of the Statute, The Commonwealth of Massachusetts, has additionally pledged and agreed with the Note Issuer, the Trust and the Holders (the "Commonwealth Pledge") as follows:

                  (h) [T]he [C]ommonwealth [of Massachusetts] does hereby pledge and agree with the owners of the transition property and holders of electric rate reduction bonds that the [C]ommonwealth [of Massachusetts] shall not (i) alter the provisions of this chapter which make the transition charges imposed by the financing order irrevocable and binding or (ii) limit or alter the reimbursable transition costs amounts, transition property, financing orders, and all rights thereunder until the electric rate reduction bonds, together with the interest thereon, are fully met and discharged.

         In addition, the Trust has pledged and agreed with the Note Issuer and the Holders of the Certificates that it will not act in a manner inconsistent with the Commonwealth Pledge and will not take any action that would impair any rights of the Note Issuer or the Holders in the Notes, the Transition Property or the Certificates.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Certificate Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Certificate Indenture or any other Basic Document or be valid for any purpose.

         THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAW OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

         Any reduction in the principal amount of any Certificate effected by any distribution in respect of principal thereof shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange thereof or in lieu thereof, whether or not noted thereon.

                  It is expressly agreed and understood by the parties hereto that (a) this Certificate is executed by The Bank of New York (Delaware) and authenticated and delivered by The Bank of New York, not individually or personally but solely as Delaware Trustee and Certificate Trustee, respectively, on behalf of the Trust in the exercise of the powers and authority conferred and vested in them, (b) the representations, undertakings and agreements herein made by the Delaware Trustee and Certificate Trustee on behalf of the Trust are made and intended not as personal representations, undertakings and agreements of either trustee, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on The Bank of New York (Delaware) or The Bank of New York, individually or personally, to perform any covenant either expressed or implied herein, except in their capacity as Delaware Trustee and Certificate Trustee, respectively, all such liability being expressly waived by all Persons, and (d) under no circumstances shall The Bank of New York (Delaware) or The Bank of New York be personally liable for the payment of any indebtedness or expenses of the Trust, or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Certificate Indenture.

                  IN WITNESS WHEREOF, the Delaware Trustee on behalf of the Trust has caused this Certificate to be duly executed.

                                        MASSACHUSETTS RRB SPECIAL
                                        PURPOSE TRUST BEC-1

                                        By:    THE BANK OF NEW YORK
                                               (DELAWARE), not in its individual
                                               capacity but solely as Delaware
                                               Trustee


                                        By:    /S/ CHERYL L. LASER
                                               ---------------------------------
                                               Name:   Cheryl L. Laser
                                               Title:  Assistant Vice President

               CERTIFICATE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:  July 29, 1999

         This is one of the Certificates referred to in the within-mentioned Certificate Indenture.

                                        THE BANK OF NEW YORK, not in its
                                        individual capacity but solely as
                                        Certificate Trustee



                                        By:    /S/ CHERYL L. LASER
                                               ---------------------------------
                                               Authorized Officer

                            [REVERSE OF CERTIFICATE]

                  The Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Certificate Indenture. All payments or distributions made to Holders under the Certificate Indenture shall be made only from the Trust Property and only to the extent that the Certificate Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Certificate Indenture. Each Holder, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Holder as provided in the Certificate Indenture. This Certificate does not purport to summarize the Certificate Indenture and reference is made to the Certificate Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby. A copy of the Certificate Indenture may be examined during normal business hours at the principal office of the Certificate Trustee, and at such other places, if any, designated by the Certificate Trustee, by any Holder upon request.

                  The Certificate Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Holders under the Certificate Indenture at any time by the Trust and the Certificate Trustee with the consent of the Holders holding Certificates representing not less than a majority of the aggregate Outstanding Amount of Certificates of each affected Class issued by the Trust. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Certificate Indenture also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Certificate Indenture and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Certificate Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate fractional undivided beneficial interest in the Underlying Note will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Minimum Denominations of $1,000 Original Principal Amount and integral multiples thereof. As provided in the Certificate Indenture and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate fractional undivided beneficial interest in the Underlying Notes, as requested by the Holder surrendering the same.

         THE HOLDER, BY PURCHASE OF THIS CERTIFICATE, WILL BE DEEMED TO REPRESENT THAT SUCH PURCHASE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND, IN EACH CASE, THE RULES AND REGULATIONS THEREUNDER.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Certificate Trustee, the Certificate Registrar, and any agent of the Certificate Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Certificate Indenture shall terminate with respect to the Certificates upon the distribution to the Holders of all amounts required to be distributed to them pursuant to the Certificate Indenture and the disposition of all property held as part of the Trust Property, except certain indemnity obligations of the Note Issuer to the Certificate Trustee under the Fee and Indemnity Agreement.

REGISTERED
NO. A-5                                                             $171,624,298

                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1
                                    CLASS A-5
                           RATE REDUCTION CERTIFICATE

                                      SCHEDULED FINAL
       INTEREST RATE                 DISTRIBUTION DATE            FINAL TERMINATION DATE              CUSIP
       -------------                 -----------------            ----------------------              -----
           7.03%                     March 15, 2010                   March 15, 2012               575796 AE7

REGISTERED OWNER: Cede & Co.

PRINCIPAL AMOUNT: One Hundred Seventy One Million Six Hundred Twenty Four Thousand Two Hundred Ninety Eight Dollars Exactly ($171,624,298)


         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         This Certificate evidences a fractional undivided beneficial interest in an Underlying Note (as defined below) of the corresponding class issued by BEC Funding LLC, a Delaware limited liability company, and the proceeds thereof, held by a trust or registered assigns, as more fully described herein.

         This Certificate does not represent an interest in or obligation of The Commonwealth of Massachusetts, the Massachusetts Development Finance Agency or the Massachusetts Health and Educational Facilities Authority (collectively, the "Agencies"), any other governmental agency or instrumentality or Boston Edison Company, a Massachusetts corporation ("Boston Edison"), or any of its affiliates. None of the Certificate, the Underlying Note or the underlying Transition Property (as defined in the Certificate Indenture) will be guaranteed or insured by The Commonwealth of Massachusetts, either of the Agencies, the Trust (as defined below) or any other governmental agency or instrumentality or by Boston Edison or its affiliates.

         Neither the full faith and credit nor the taxing power of The Commonwealth of Massachusetts, either of the Agencies or any other governmental agency or instrumentality is pledged to the payment of the principal of, purchase price of, or interest on, this Certificate or the Underlying Note, or to the payments in respect of the Transition Property, nor are The Commonwealth of Massachusetts, either of the Agencies or any other governmental agency or instrumentality in any manner obligated to make any appropriation for the payment thereof.

         THIS CERTIFIES THAT CEDE & CO., as nominee for The Depository Trust Company, for value received, is the registered owner of a Principal Amount (stated above) of nonassessable, fully-paid, fractional undivided beneficial interest in the related Underlying Note and the proceeds thereof held by Massachusetts RRB Special Purpose Trust BEC-1 (the "Trust") or registered assigns. The Trust is created pursuant to, and this Certificate is issued under and is subject to the terms, provisions and conditions of, a Declaration of Trust dated as of July 28, 1999 by The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and the Agencies, acting jointly as settlors thereunder pursuant to Chapter 164 of the Massachusetts Acts of 1997 (the "Statute"). This Certificate is issued under and is subject to the terms, provisions, and conditions of, a Certificate Indenture dated as of July 29, 1999 (the "Certificate Indenture"), by and among the Delaware Trustee, The Bank of New York, as certificate trustee (the "Certificate Trustee"), and the Trust, a summary of certain of the pertinent provisions of which is set forth below. This Certificate is one of the duly authorized class of Certificates designated as "Massachusetts RRB Special Purpose Trust BEC-1 Rate Reduction Certificates, Class A-5" (herein called the "Class A-5 Certificates"). The Class A-5 Certificates are one of a class of Certificates issued under the Certificate Indenture (such Class A-5 Certificates, together with other Classes of Certificates issued on the date hereof under the Certificate Indenture being herein called the "Certificates"). The holder of this Certificate (the "Holder"), by virtue of its acceptance hereof, assents and agrees to be bound by the terms of the Certificate Indenture. This Class A-5 Certificate represents a fractional undivided beneficial interest in the note of the corresponding class (the "Underlying Note") issued by BEC Funding LLC, as Note Issuer, together with the payments on and proceeds of the Underlying Note. The Underlying Note is secured by a security interest in the property right created under the Statute, pursuant to the order of the Massachusetts Department of Telecommunications and Energy, DTE-98-118, issued on April 2, 1999, as further clarified by the Order on the Massachusetts Development Finance Agency's and the Massachusetts Health and Educational Facilities Authority's Motion for Clarification dated May 21, 1999 (collectively, the "Financing Order"), representing the irrevocable right of Boston Edison or its assignee to receive a certain nonbypassable charge (as adjusted from time to time) from certain retail customers of Boston Edison's distribution system, together with certain related collateral, all as more fully described in the Note Indenture.

         To the extent not otherwise defined herein, the capitalized terms used have the meanings assigned to them in the Certificate Indenture.

         The aggregate principal amount of all Certificates of all Classes issued under the Certificate Indenture equals the aggregate principal amount of the Underlying Notes of all Classes, and all such Certificates are and will be equally secured by the pledge and covenants made therein, except as otherwise expressly provided or permitted in the Certificate Indenture.

         Subject to and in accordance with the terms of the Certificate Indenture, there will be distributed on each March 15 and September 15 of each year or, if any such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on March 15, 2000 to the Person in whose name this Certificate is registered at the close of business on the last Business Day immediately preceding the related Distribution Date or, if Definitive Certificates are issued, the last day of the immediately preceding calendar month (each, a "Record Date"), such Holder's fractional undivided interest in the payments made on the Underlying Note due on the related Payment Date, the receipt of which has been confirmed by the Certificate Trustee. Subject to and in accordance with the terms of the Certificate Indenture, in the event that a Special Payment on the Underlying Note is received by the Certificate Trustee, from funds then available to the Certificate Trustee, there will be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered on the Record Date preceding the Special Distribution Date, as applicable, such Holder's fractional undivided share of such amount. The Special Distribution Date will be determined as provided in the Certificate Indenture. The Certificate Trustee will mail notice of each Special Payment and the related Special Distribution Date to the Holder as provided in the Certificate Indenture.

         Distributions on this Certificate will be made as provided in the Certificate Indenture by the Certificate Trustee by wire transfer or check mailed to the Holder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Certificate Indenture and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Paying Agent or the office or agency maintained for that purpose by the Certificate Trustee in The City of New York.

         (i) Subject to and in accordance with the terms of the Certificate Indenture, the Trust has represented and warranted under the Certificate Indenture that the Trust constitutes a "special purpose trust" and a "financing entity" under Section 1H(a) of the Statute, and that the Certificates constitute "electric rate reduction bonds" under Section 1H(a) of the Statute and that the Holders are entitled to the rights and benefits thereunder. Pursuant to Section 1H(b)(3) of the Statute, The Commonwealth of Massachusetts, has additionally pledged and agreed with the Note Issuer, the Trust and the Holders (the "Commonwealth Pledge") as follows:

                  (j) [T]he [C]ommonwealth [of Massachusetts] does hereby pledge and agree with the owners of the transition property and holders of electric rate reduction bonds that the [C]ommonwealth [of Massachusetts] shall not (i) alter the provisions of this chapter which make the transition charges imposed by the financing order irrevocable and binding or (ii) limit or alter the reimbursable transition costs amounts, transition property, financing orders, and all rights thereunder until the electric rate reduction bonds, together with the interest thereon, are fully met and discharged.

         In addition, the Trust has pledged and agreed with the Note Issuer and the Holders of the Certificates that it will not act in a manner inconsistent with the Commonwealth Pledge and will not take any action that would impair any rights of the Note Issuer or the Holders in the Notes, the Transition Property or the Certificates.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Certificate Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Certificate Indenture or any other Basic Document or be valid for any purpose.

         THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAW OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

         Any reduction in the principal amount of any Certificate effected by any distribution in respect of principal thereof shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange thereof or in lieu thereof, whether or not noted thereon.

                  It is expressly agreed and understood by the parties hereto that (a) this Certificate is executed by The Bank of New York (Delaware) and authenticated and delivered by The Bank of New York, not individually or personally but solely as Delaware Trustee and Certificate Trustee, respectively, on behalf of the Trust in the exercise of the powers and authority conferred and vested in them, (b) the representations, undertakings and agreements herein made by the Delaware Trustee and Certificate Trustee on behalf of the Trust are made and intended not as personal representations, undertakings and agreements of either trustee, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on The Bank of New York (Delaware) or The Bank of New York, individually or personally, to perform any covenant either expressed or implied herein, except in their capacity as Delaware Trustee and Certificate Trustee, respectively, all such liability being expressly waived by all Persons, and (d) under no circumstances shall The Bank of New York (Delaware) or The Bank of New York be personally liable for the payment of any indebtedness or expenses of the Trust, or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Certificate Indenture.

                  IN WITNESS WHEREOF, the Delaware Trustee on behalf of the Trust has caused this Certificate to be duly executed.

                                        MASSACHUSETTS RRB SPECIAL
                                        PURPOSE TRUST BEC-1

                                        By:    THE BANK OF NEW YORK
                                               (DELAWARE), not in its individual
                                               capacity but solely as Delaware
                                               Trustee


                                        By:    /S/ CHERYL L. LASER
                                               ---------------------------------
                                               Name:   Cheryl L. Laser
                                               Title:  Assistant Vice President

               CERTIFICATE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:  July 29, 1999

         This is one of the Certificates referred to in the within-mentioned Certificate Indenture.

                                        THE BANK OF NEW YORK, not in its
                                        individual capacity but solely as
                                        Certificate Trustee


                                        By:    /S/ CHERYL L. LASER
                                               ---------------------------------
                                               Authorized Officer

                            [REVERSE OF CERTIFICATE]

                  The Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Certificate Indenture. All payments or distributions made to Holders under the Certificate Indenture shall be made only from the Trust Property and only to the extent that the Certificate Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Certificate Indenture. Each Holder, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Holder as provided in the Certificate Indenture. This Certificate does not purport to summarize the Certificate Indenture and reference is made to the Certificate Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby. A copy of the Certificate Indenture may be examined during normal business hours at the principal office of the Certificate Trustee, and at such other places, if any, designated by the Certificate Trustee, by any Holder upon request.

                  The Certificate Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Holders under the Certificate Indenture at any time by the Trust and the Certificate Trustee with the consent of the Holders holding Certificates representing not less than a majority of the aggregate Outstanding Amount of Certificates of each affected Class issued by the Trust. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Certificate Indenture also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Certificate Indenture and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Certificate Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate fractional undivided beneficial interest in the Underlying Note will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Minimum Denominations of $1,000 Original Principal Amount and integral multiples thereof. As provided in the Certificate Indenture and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate fractional undivided beneficial interest in the Underlying Notes, as requested by the Holder surrendering the same.

         THE HOLDER, BY PURCHASE OF THIS CERTIFICATE, WILL BE DEEMED TO REPRESENT THAT SUCH PURCHASE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND, IN EACH CASE, THE RULES AND REGULATIONS THEREUNDER.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Certificate Trustee, the Certificate Registrar, and any agent of the Certificate Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Certificate Indenture shall terminate with respect to the Certificates upon the distribution to the Holders of all amounts required to be distributed to them pursuant to the Certificate Indenture and the disposition of all property held as part of the Trust Property, except certain indemnity obligations of the Note Issuer to the Certificate Trustee under the Fee and Indemnity Agreement.